Kemper Target Equity Fund

                             Kemper Retirement Fund
                                    Series II
                                   Series III
                                    Series IV
                                    Series V
                                    Series VI
                           Kemper Worldwide 2004 Fund
                Supplement to Statement of Additional Information
                             Dated November 30, 1998

                             Kemper Retirement Fund
                                   Series VII
                Supplement to Statement of Additional Information
                             Dated November 30, 1998
                            As revised April 12, 1999

The above-listed Funds' non-fundamental investment restrictions have been amended by a vote of the Board of Trustees for each Fund. The following amended and restated non-fundamental policies restate in their entirety the non-fundamental restrictions for each Fund in the section entitled "Investment Restrictions" in each of the currently effective Statements of Additional Information. In addition, any reference to these policies elsewhere in the Statement of Additional Information is hereby amended.

As a matter of non-fundamental policy, each Fund will not:

o   Lend portfolio securities in an amount greater than 5% of its total assets.

o   Invest more than 15% of net assets in illiquid securities.

o Borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes; and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

o Enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

o Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

o Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

o Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

o Purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).
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